GUARANTY

                                                          Minneapolis, Minnesota

         THIS GUARANTY, made and entered into as of this _____ day of April, 1997, by EDMUND LUNDGREN, ALLAN LUNDGREN, PETER PFLAUM, PATRICK C. WELLS and GERALD LUNDGREN, jointly and severally (hereinafter collectively referred to as the "Guarantors"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as the "Lender"), whose post office address is First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302.

                                    RECITALS

             A. The Guarantors are shareholders of LUNDGREN BROS. CONSTRUCTION, INC., a Minnesota corporation (hereinafter referred to as the "Debtor"), which is or will be the owner of certain real estate and the improvements thereon located in the State of Minnesota (hereinafter referred to as the "Premises").

             B. The Debtor and the Lender have agreed that the Lender will make a revolving construction and development loan (hereinafter referred to as the "Loan") to the Debtor in the principal amount of Five Million and No/100 Dollars ($5,000,000.00) to finance the acquisition, development and construction of single family homes, multifamily homes and single family developments as set forth in the Loan Agreement as defined below.

             C. The Loan is evidenced by a Revolving Credit Note dated of even date herewith from the Debtor to the Lender (hereinafter referred to as the "Note").

             D. The Lender has agreed to disburse the proceeds of the Loan to the Debtor, pursuant to the terms of a certain Revolving Construction and Development Loan Agreement of even date herewith, entered into between the Lender and the Debtor (hereinafter referred to as the "Loan Agreement").

             E. To secure payment of the Note, the Debtor has executed and delivered to the Lender a Mortgage and Security Agreement and Fixture Financing Statement dated of even date herewith (hereinafter referred to as the "Mortgage"), covering the Premises and such other documents as Lender has required (the Note, the Mortgage, the Loan Agreement and such other documents are hereinafter collectively referred to as the "Loan Documents").

             F. In order to induce the Lender to make the Loan enter into the Loan Agreement and accept the Note and the other Loan Documents, and as additional security for the Loan and all other monies to be advanced under the Note and the other Loan Documents, the Guarantors have agreed to give this Guaranty.

             G. The Lender has refused to make the Loan or to make any advances under the Loan Agreement unless this Guaranty is executed by the Guarantors and delivered to Lender.

         NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby, jointly and severally, covenant and agree with the Lender as follows:

          1. The Note, the Mortgage, the Loan Agreement and the other Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties made by the Debtor in the Loan Documents are true and correct.

          2. The Guarantors hereby, jointly and severally, irrevocably, unconditionally and absolutely, guarantee to Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest and late charges and all other indebtedness, if any, on the Note when due, whether at maturity, pursuant to mandatory or optional prepayments, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note, the Loan Agreement and the Loan Documents.

          3. The Guarantors further hereby, jointly and severally, irrevocably, unconditionally and absolutely guarantee to Lender the due and prompt performance by the Debtor of all duties, agreements and obligations of the Debtor contained in the Note, the Loan Agreement and the Loan Documents, and the due and prompt payment of all costs incurred, including attorneys' fees, in enforcing the payment and performance of the Note, the Loan Agreement and the Loan Documents and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty being hereinafter collectively referred to as the "Indebtedness Guaranteed").

          4. The Guarantors hereby agree that the Lender may from time to time without notice to or consent of the Guarantors and upon such terms and conditions as the Lender may deem advisable without affecting this Guaranty: (a) release any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed; (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the sums due under the Note, the other Loan Documents or the Indebtedness Guaranteed; (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lender may have hereunder, under the Note or any other Loan Documents;
                    (d) accept additional security or guarantees of any kind;
                    (e) endorse, transfer or assign the Note and other Loan Documents to any other party; (f) accept from Debtor or any other party partial payment or payments on account of the Indebtedness Guaranteed; (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Debtor; or (h) release, settle or compromise any claim of the Lender against the Debtor, or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for repayment of the Note or for the Indebtedness Guaranteed.

          5.        The Guarantors hereby unconditionally and absolutely waive:
                    (a) any obligation on the part of the Lender to protect, secure or insure any of the security given for the payment of the sums due under the Note and the other Loan Documents or for payment of the Indebtedness Guaranteed; (b) the invalidity or unenforceability of the Indebtedness Guaranteed; (c) the release of any of the security given for the payment of the Note; (d) notice of acceptance of this Guaranty by the Lender; (e) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (f) notice of any defaults under the Note, the Loan Agreement or in the performance of any of the covenants and agreements contained therein or in any other Loan Document given as security for the Note; (g) any limitation or exculpation of liability on the part of the Debtor whether contained in the Note or otherwise; (h) the transfer or sale by the Debtor of any security given for the Note, the other Loan Documents or the Indebtedness Guaranteed or the diminution in value thereof; (i) any failure, neglect or omission on the part of the Lender to realize on or protect any security given for the Note, the other Loan Documents or the Indebtedness Guaranteed; (j) any right to insist that the Lender prosecute collection of the Note or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against the Debtor or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lender may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Debtor or any other guarantor or surety, without affecting its rights under this Guaranty; (k) notice to the Guarantors of the existence of or the extending to the Debtor of the Indebtedness Guaranteed; (l) any order, method or manner of application of any payments on the Indebtedness Guaranteed; or (m) any right to insist Lender disburse the full principal amount of the Note to Debtor or the order, method, manner or amounts disbursed under the Note.

          6. Without limiting the generality of the foregoing, the Guarantors will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Debtor in respect of the Note or any other Loan Document, or any setoff available against the Lender to the Debtor whether or not on account of a related transaction, and the Guarantors expressly agree that they shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Note, notwithstanding provisions of law that may prevent the Lender from enforcing such deficiency against the Debtor. The liability of the Guarantors shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Debtor or any of its assets and that upon the institution of any of the above actions, at the Lender's sole discretion and without notice thereof or demand therefor, the Guarantors' obligations shall become due and payable and enforceable against the Guarantors, whether or not the Indebtedness Guaranteed is then due and payable. The Guarantors further agree that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of the Guarantors hereunder shall in any way affect or impair this Guaranty and the Guarantors agree that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until all sums due on the Note and the other Loan Documents as well as all Indebtedness Guaranteed has been paid in full.

          7. The Guarantors agree that all indebtedness, liability or liabilities now or at any time or times hereafter owing by Debtor to the Guarantors are hereby subordinated to the Indebtedness Guaranteed and any payment of indebtedness of the Debtor to the Guarantors, if the Lender so requests, shall be received by the Guarantors as trustee for the Lender on account of the Indebtedness Guaranteed. The Guarantors agree that the payment of any amount or amounts by the Guarantors pursuant to this Guaranty shall not in any way entitle the Guarantors whether at law, in equity or otherwise to any right to participate in any security held by the Lender for the payment of the Indebtedness Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security. Performance by the Guarantors under this Guaranty shall not entitle the Guarantors to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid.

          8. Each Guarantor hereby warrants and represents unto Lender that (a) any and all balance sheets, net worth statements and other financial statements and data which have heretofore been given to Lender with respect to said Guarantor fairly and accurately represent the financial condition of said Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of said Guarantor and (b), except as may be set out on any exhibit attached hereto, (i) there are no legal proceedings, material claims or demands pending against, or to the knowledge of said Guarantor threatened against, said Guarantor or any of said Guarantor's assets, (ii) said Guarantor is not in breach or default of any obligation to pay money, and (iii) no event (including specifically said Guarantor's execution and delivery of this Guaranty) has occurred which, with or without the lapse of time or action by a third party, constitutes or could constitute a material breach or material default under any document evidencing or securing any obligation to pay money or under any other contract or agreement to which said Guarantor is a party and (c) said Guarantor has knowledge of Debtor's financial condition and affairs and of all other circumstances which bear upon the risk assumed by said Guarantor under this Guaranty (each Guarantor hereby agreeing to continue to keep itself informed thereof while this Guaranty is in force and agreeing that Lender does not have and will not have any obligation to investigate the financial condition or affairs of Debtor for the benefit of said Guarantor or to advise said Guarantor of any fact respecting, or any change in, the financial condition or affairs of Debtor or any other circumstance which may bear upon Guarantor's risk hereunder which come to the knowledge of Lender, its directors, officers, employees or agents of any time, whether or not Lender knows, believes or has reason to know or to believe that any such fact or change is unknown to any Guarantor or might or does materially increase the risk of any Guarantor hereunder). Guarantors shall not transfer any of their assets for the purpose of preventing Lender from satisfying any judgment rendered under this Guaranty therefrom, either before or after the entry of any such judgment. Guarantors shall promptly deliver to Debtor all financial statements of Guarantors, if any, which Debtor is required by the Mortgage to deliver to Lender, in time for Debtor to deliver the same to Lender on or before the date provided for the delivery thereof under the Mortgage.

          9. The Guarantors agree this Guaranty is executed in order to induce the Lender to make and disburse the Loan and with the intent that it be relied upon by the Lender in making and disbursing the Loan. Disbursement of any part of the Loan without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lender. This Guaranty shall run with the Note, the Loan Agreement and other Loan Documents and without the need for any further assignment of this Guaranty to any subsequent holder of the Note or the need for any notice to the Guarantors thereof. Upon endorsement or assignment of the Note to any subsequent holder, said subsequent holder of the Note may enforce this Guaranty as if said holder had been originally named as Lender hereunder.

          10. The Guarantors submit and consent to personal jurisdiction in the State of Minnesota for the enforcement of this Guaranty and waive any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota for the purposes of litigation to enforce this Guaranty. Litigation may be commenced either in the court of general jurisdiction of such state or the United States District Court for the district in that state, at the election of the Lender. In the event that such litigation is commenced in lieu of personal service, service of process may be made, and personal jurisdiction over the Guarantors obtained, by the mailing of a copy of any summons and complaint, U.S. Mail, Certified Mail, Return Receipt Requested, or any other method provided under the laws of the jurisdiction for service of process in a civil action, to the Guarantors at their last known addresses. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by the Guarantors, or against the Guarantors personally, or against any property of the Guarantors, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state which shall govern the rights and obligations of the Guarantors and Lender hereunder or of the submission made by the Guarantors to personal jurisdiction within the State of Minnesota. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the state where an action on this Guaranty is commenced.

          11. No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lender.

          12. This Guaranty is delivered in and made in and shall in all respects be construed pursuant to the laws of the State of Minnesota.

          13. This Guaranty, and each and every part hereof, shall be binding upon the Guarantors and upon their heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of each and every future holder of the Note, including the heirs, administrators, representatives, executors, successors and assigns of the Lender.

          14. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth herein, or to such other places any party hereto may hereafter by notice in writing designate, shall constitute service of notice hereunder. The Guarantors hereby represent and warrant to the Lender that the addresses of the Guarantors as specified below are true and correct and until the Lender shall have actually received a written notice specifying any such change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the addresses stated as being accurate. The Guarantors hereby agree to provide the Lender with written notice of any change of address of the Guarantors within fifteen (15) days of such change.

                           Edmund Lundgren
                           _______________________________
                           _______________________________
                           Telephone No.: ________________
                           Facsimile No.: _________________

                           Allan Lundgren
                           _______________________________
                           _______________________________
                           Telephone No.: ________________
                           Facsimile No.: _________________

                           Peter Pflaum
                           _______________________________
                           _______________________________
                           Telephone No.: ________________
                           Facsimile No.: _________________

                           Patrick C. Wells
                           _______________________________
                           _______________________________
                           Telephone No.: ________________
                           Facsimile No.: _________________

                           Gerald Lundgren
                           _______________________________
                           _______________________________
                           Telephone No.: ________________
                           Facsimile No.: _________________

          15. The promises and agreements herein shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons, and neither the death nor release of any person or party to this Guaranty shall affect or release the joint and several liability of any other person or party.

          16. The Guarantors agree that if, at any time, all or any part of any payment previously applied by the Lender to any of the Indebtedness Guaranteed must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantors shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Indebtedness Guaranteed.

          17. THE LENDER BY ITS ACCEPTANCE HEREOF AND THE GUARANTORS HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR CONCERNING THE INDEBTEDNESS GUARANTEED AND/OR ANY COLLATERAL CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. THE GUARANTORS ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE DEBTOR, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT SUCH GUARANTORS HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

                    IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the day and year first above written.

                                           ------------------------------------
                                           Edmund Lundgren

                                           ------------------------------------
                                           Allan Lundgren

                                           ------------------------------------
                                           Peter Pflaum

                                           ------------------------------------
                                           Patrick C. Wells

                                           -----------------------------------
                                           Gerald Lundgren